May 2, 2019 State-of-the-Art Endless Casting and Rolling Investment at Mon Valley www.ussteel.com

Forward-looking Statements These slides are being provided to assist readers in understanding the construction of a state-of-the-art endless casting and rolling facility at the Company’s Mon Valley Works, results of operations, financial condition and cash flows of United States Steel Corporation. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results, operating performance and financial condition may differ, possibly materially, from the anticipated results, operating performance and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

STRATEGY OVERVIEW

Building a Solid Foundation for Our Future OUR STRATEGY CRITICAL SUCCESS FACTORS . Enhance operational excellence: safe, environmentally responsible, 1 reliable and cost effective Move Down the Cost Curve operations . Create operating leverage: 2 revitalized steelmaking assets with improved operational performance Win in Attractive Markets . Invest in technology: cost structure and product 3 capabilities to serve attractive markets Move Up the Talent Curve 4

Creating New Boundaries Through Dimensions and Differentiation Investment: Asset Revitalization Endless Casting and Rolling New Boundaries: More Automotive Line Pipe HRC AHSS Industrial HRC Ability to HRC Differentiate Less Going thinner Going thicker Thin Steel Gauge Thick 5

The U. S. Steel Value Proposition Creating a compelling and sustainable investment thesis Sustainable Increased through- Reduced long-term Free Cash Flow cycle earnings capital intensity to Create leverage Stockholder Value Our value creation formula 6

INVESTMENT HIGHLIGHTS

Our Mon Valley Works is a Logical Choice for Investment Mon Valley Works Has An Advantaged Cost Structure . Structural cost advantages from highly efficient operations ‒ Advantaged logistics and energy costs . Replacing the hot strip mill (HSM) unlocks significant value creation & ‒ Enhanced optionality within U. S. Steel footprint ‒ Increased ability to serve new markets, including the growing and environmentally sustainable advanced high strength steel Edgar Thomson Irvin (AHSS) market 8

Best-in-Class Technology, Product Capability and Cost Structure Existing Iron and Steel Making New Technology Will Replace Existing Operations are Unchanged Slab Caster and Hot Strip Mill Iron Making Steel Making Endless Casting and Rolling . Maintains same level of steel making capacity of the Mon Valley . Talent and project management in place . Construction will begin immediately upon approval of permitting and is expected to take approximately 24 months . First steel currently expected in 2022 9

Significantly Reduced Costs and State-of-the-Art Product Capabilities

Endless Casting & Rolling Process vs. Our Current Casting and Rolling Processes

Current Process: CC/HSM – For illustrative purposes only



470 Feet
SLAB YARD
SLAB PROCESSING
2038 Feet
PUSHER TYPE REHEAT FURNACES
ROUGHING MILL
HOLDING TABLE COVERS
FINISHING MILL STANDS
LAMINAR FLOW COOLING
DOWNCOILERS
RUNOUT TABLES

Total length: ~2500 feet plus slab movement

Future Process: Endless Casting & Rolling



THIN SLAB CASTER
CROP SHEAR
CROP SHEAR
PENDULUM SHEAR
INDUCTION HEATING
LAMINAR COOLING
DOWNCOILERS
HIGH REDUCTION MILL
PLATE PUSHER AND PILER
FINISHING MILL
HIGH SPEED FLY SHEAR

Total length: ~600 feet

- ✓ Lower conversion costs
- ✓ Lower sustaining capex
- ✓ Preferred technology for thin and wide products, including advanced high strength steels

United States Steel Corporation

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Investment Will Be Made in the Existing Edgar Thomson Footprint 11

A Compelling Investment Supported by Flexible Financing

~$1.2B
capital investment[1]

15+%
return on investment

2019	2020	2021	2022
~$60M	~$400M	~$650M	~$90M

Opportunistically optimize financing with a combination of the following:

- Vendor-supported financing
- Senior unsecured notes
- Cash / ABL

------- Investment horizon & associated capex -------

--------- Potential financing ---------

[1]Includes $150-$200M for a cogeneration facility at Clairton

United States Steel Corporation

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Positions the Mon Valley to Compete and Win Expands Structural Cost Greater Footprint Optionality Advantage at Mon Valley Commercial Expands ability to serve a broader Improves yields significantly Uplift: 52% Other: 15% range of markets and customers Requires less externally Facilitates improved product loading purchased energy Contribution at other flat-rolled facilities to to run-rate maximize product mix and margins EBITDA Creates more efficient staffing Adds third production site with AHSS capabilities Variable Cost Reduction: 33% Improves overall operating Improves ability to efficiently efficiency schedule and execute planned outages for routine maintenance and facility upgrades 13

A Cogen Improves Our Environmental Performance and Energy Efficiency Cogeneration Facility Environmental Benefits Improves the energy efficiency of the Mon Valley Works Complex Significantly reduces air emissions and significantly improves overall environmental performance of our . A cogeneration facility converts process operations across the Mon Valley off-gas to electricity and steam Works Complex . Upon commissioning of the new endless Results in the elimination of some third casting and rolling facility, excess coke party electricity purchases, reducing oven gas will be converted to electricity our carbon footprint and steam using the co-generation facility Capex ~$150-$200M 14

Industry Leading Technology and Key Competitive Advantage Move down the cost curve … Win in attractive markets … Move up the talent curve … Reduced conversion Better through- costs cycle financial Increased capability Further develop performance to compete and win sustainable, best-in- in attractive markets class steel talent Improved long- Increased footprint term free cash flexibility flow yield Aligned with our strategy to create value 15

INVESTOR RELATIONS Kevin Lewis General Manager 412-433-6935 klewis@uss.com Eric Linn Manager 412-433-2385 eplinn@uss.com www.ussteel.com